                                                               EXHIBIT (a)(1)(B)

                             Letter of Transmittal

                        To Tender Shares of Common Stock

           (Including the Associated Preferred Stock Purchase Rights)
                                       of

                         BARRETT RESOURCES CORPORATION
             Pursuant to the Offer to Purchase Dated March 12, 2001
                                       to

                            SRM ACQUISITION COMPANY,
                     an indirect wholly owned subsidiary of

                               SHELL OIL COMPANY

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
           CITY TIME, ON APRIL 6, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                            WILMINGTON TRUST COMPANY

               By Mail:                  By Facsimile Transmission:     By Hand/Overnight Courier:
Corporate Trust Reorganization Services        (302) 651-1079            Wilmington Trust Company
       Wilmington Trust Company          Confirmation by Telephone:  1105 North Market St., 1st Floor
            P. O. Box 8861                     (302) 651-8869           Wilmington, Delaware 19801
         Wilmington, Delaware                                             Attn: Corporate Trust
              19899-8861                                                 Reorganization Services

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE PURCHASER, SHELL OR THE DEALER MANAGER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if certificates for shares and/or Rights (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares and/or Rights is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures described in Section 2 of the Offer to Purchase. See Instruction 2. Stockholders who deliver shares and/or Rights by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose certificates for shares and/or Rights are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their shares and/or Rights and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their shares and/or Rights in accordance with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Holders of shares are required to tender one Right (as defined below) for each share tendered to effect a valid tender of such share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of shares also constitutes a tender of the related Rights. If, however, pursuant to the Rights Agreement (as defined below) or otherwise, the Distribution Date does occur and separate certificates ("Rights Certificates") have been distributed by the Company (as defined below) to holders of shares prior to the date of tender pursuant to the Offer (as defined below), Rights

Certificates representing a number of Rights equal to the number of shares being tendered must be delivered to the Depositary in order for such shares to be validly tendered, or if available, a Book-Entry Confirmation must be received with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time shares are tendered pursuant to the Offer, a tender of shares without Rights constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three trading days after the date of execution of the Notice of Guaranteed Delivery or
(2) three business days after the date such Rights Certificates are distributed. A "trading day" is any day on which the New York Stock Exchange is open for business. The Purchaser reserves the right to require that it receive such Rights Certificates, or a Book-Entry Confirmation, if available, prior to accepting shares for payment. Payment for shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    Holders whose certificates for shares ("Share Certificates") and, if applicable, Rights Certificates, are not immediately available (including if the Distribution Date has occurred but Rights Certificates have not yet been distributed by the Company) or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their shares and/or Rights, and all other documents required hereby to the Depositary prior to the Expiration Date must tender their shares and Rights in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

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                                          DESCRIPTION OF SHARES AND/OR RIGHTS TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number
Name(s) and Address(es) of Registered Holder(s)                   Number of                     Rights       of Rights     Number of
 (Please Fill in Exactly as Name(s) Appear(s)       Share           Shares        Number of  Certificate   Represented by    Rights
     on Share Certificate(s) and/or Rights       Certificate    Represented by     Shares      Number(s)  Certificates(s)  Tendered
   Certificate(s) (Attach List if Necessary)    Number(s)(1)  Certificate(s)(1)  Tendered(2)    (1)(3)         (1)(3)       (2)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------
                                               Total Shares
------------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all shares and/or Rights represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
 (3) Need not be completed unless certificates for the Rights have been issued.
------------------------------------------------------------------------------------------------------------------------------------

                              BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES AND/OR RIGHTS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code
--------------------------------------------------------------------------------

                           PRIOR GUARANTEED DELIVERY

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names(s) of Registered Owners(s)
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------

Name of Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

If delivered by book-entry transfer:

Account Number at Book-Entry Transfer Facility
-----------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to SRM Acquisition Company, a Delaware corporation (the "Purchaser") and an indirect wholly owned subsidiary of Shell Oil Company, a Delaware corporation, (1) the above-described shares of common stock, par value $.01 per share (the "shares"), and (2) the associated preferred stock purchase rights (the "Rights") outstanding under the Rights Agreement (the "Rights Agreement") dated as of August 5, 1997 by and between the Company and BankBoston, N.A., as Rights Agent, as amended, of Barrett Resources Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated March 12, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to shares shall be deemed to include the associated Rights, and all references to the Rights shall be deemed to include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement.

    Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the shares and Rights that are being tendered hereby (and any and all other shares and Rights or other securities or rights issued or issuable in respect thereof on or after March 12, 2001), and irrevocably constitutes and appoints Wilmington Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares and Rights (and any such other shares and Rights or securities or rights), (1) to deliver certificates for such shares and Rights (and any such other shares and Rights or securities or rights) or transfer ownership of such shares and Rights (and any such other shares and Rights or securities or rights) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 8 of the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (2) to present such shares and Rights (and any such other shares and Rights or securities or rights) for transfer on the Company's books and (3) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares and Rights (and any such other shares and Rights or securities or rights), all in accordance with the terms of the Offer.

    The undersigned understands that, unless the Rights are redeemed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), holders of shares will be required to tender one associated Right for each share tendered in order to effect a valid tender of such share. The undersigned understands that if the Distribution Date (as defined in Section 8 of the Offer to Purchase) has occurred and Rights Certificates have been distributed to holders of shares prior to the time a holder's shares are purchased pursuant to the Offer, in order for Rights (and the corresponding shares) to be validly tendered, Rights Certificates representing the number of Rights equal to the number of shares tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time shares are purchased pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. In any case, a tender of shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three trading days after the date of execution of the Notice of Guaranteed Delivery or (2) three business days after the date Rights Certificates are distributed. A "trading day" is any day on which the New York Stock Exchange is open for business. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the related shares for payment pursuant to the Offer if the Distribution Date has occurred prior to the Expiration Date. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    If, on or after March 12, 2001, the Company should declare or pay any cash dividend on the shares or other distribution on the shares, or issue with respect to the shares any additional shares, shares of any other class of capital stock, other voting securities or any securities convertible into or exchangeable for, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the shares purchased under the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 13 of the Offer to Purchase,
(1) the Offer price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend or cash distribution and (2) the whole of any such noncash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of that exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire offer price or deduct from the offer price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered shares and Rights (and any and all other shares and Rights or other securities or rights issued or issuable in respect of such shares and Rights on or after March 12,
2001) and, when the shares are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered shares (and any and all such other shares or securities or rights).

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.

    The undersigned hereby irrevocably appoints Kenneth T. Jarvi, Brian W. Curtis and E. Vaughn Phillips and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (1) to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (2) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (3) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the shares and Rights tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other shares and Rights or other securities or rights issued or issuable in respect of such shares and Rights on or after March 12, 2001). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such shares and Rights as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such shares and Rights in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares and Rights (and any such other shares and Rights or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

    The undersigned understands that the valid tender of shares and/or Rights pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for shares and/or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares and/or Rights Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for shares and/or Rights not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares and/or Rights Tendered." In the event that both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for shares or Rights not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares or Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES AND/OR RIGHTS THAT
    YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

    NUMBER OF SHARES AND/OR RIGHTS REPRESENTED BY THE LOST OR DESTROYED
    CERTIFICATES:
                 --------------------------


-------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if certificates for shares and/or Rights (if applicable) not tendered or not accepted for payment and/or the check for the purchase price of shares and/or Rights accepted for payment are to be issued in the name of someone other than the undersigned.

Issue to:  [ ] Check  [ ] Certificates(s)

Name
     -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -----------------------------------------------------------------------

       -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  ----------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if certificates for shares and/or Rights (if applicable) not tendered or not accepted for payment and/or the check for the purchase price of shares and/or Rights accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Issue to:  [ ] Check  [ ] Certificates(s)

Name
     -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -----------------------------------------------------------------------

       -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  ----------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 X
  ----------------------------------------------------------------------------

 X
  ----------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

 Dated:
        ------------------------------------------

 (Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) for the shares and/or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s):
           ---------------------------------------------------------------------
                                 (PLEASE PRINT)

  Capacity (Full Title):
                        -------------------------------------------------------

  Address:
           --------------------------------------------------------------------

  -----------------------------------------------------------------------------
                                                             (INCLUDE ZIP CODE)

 Daytime Area Code and Telephone No.:
                                      -----------------------------------------

 Taxpayer Identification or Social Security No.:
                                                --------------------------------
                                                       (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature:
                       --------------------------------------------------------

 Name:
       ------------------------------------------------------------------------
                                 (PLEASE PRINT)

 Name of Firm:
               ----------------------------------------------------------------

 Address:
          ---------------------------------------------------------------------
                                                             (INCLUDE ZIP CODE)

 Daytime Area Code and Telephone No.:
                                     ------------------------------------------

 Dated:
        -------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Your signature on this Letter of Transmittal must be guaranteed unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares and/or Rights) of the shares and/or Rights tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares and/or Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). If a signature is required, it must be provided by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of the shares and/or Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender shares and/or Rights pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered shares and, if applicable, Rights must be received by the Depositary at one of such addresses or shares and/or Rights must be delivered pursuant to the procedures for book-entry transfer described herein (and a Book-Entry Confirmation received by the Depositary) or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in Section 2 of the Offer to Purchase.

    If your shares and/or Rights are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date, your tender may be effected if all the following conditions are met:

        (i) your tender is made by or through an Eligible Institution;

        (ii) you ensure that a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us, is received by the Depositary, as provided below, prior to the Expiration Date; and

        (iii) you ensure that the certificates for all tendered shares and/or Rights, in proper form for transfer (or a Book-Entry Confirmation with respect to all such shares and/or Rights), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange (the "NYSE") is open for business.

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares and/or Rights that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF SHARES AND/OR RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES AND/OR RIGHTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their shares and/or Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares and/or Rights should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATED SHARES). If fewer than all the shares and/or Rights evidenced by any certificate submitted are to be tendered, fill in the number of shares and/or Rights that are to be tendered in the boxes entitled "Number of Shares Tendered" and "Number of Rights Tendered." In any case, new certificate(s) for the remainder of the shares and/or Rights (if applicable) that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares and/or Rights tendered herewith. All shares and/or Rights (if applicable) represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the shares and/or Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

    If any of the shares and/or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered shares and/or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the shares and/or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for shares and/or Rights not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of shares and/or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for shares and/or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for shares and/or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. The Purchaser reserves the right, subject to the terms and conditions contained in the applicable rules and regulations of the Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares or Rights tendered.

    9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, when surrendering shares and/or Rights in the Offer, unless an exemption applies, you must provide the Depositary with your correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that you are not subject to backup withholding. If you do not provide your correct TIN or fail to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50.00 penalty on you, and payment of cash to you pursuant to the Offer may be subject to backup withholding of 31%.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

    You are required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares and Rights. If the shares and/or Rights are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing shares and/or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of shares and/or Rights lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND/OR RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND/OR RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

                     PAYOR'S NAME: WILMINGTON TRUST COMPANY

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                               PART I -- Please provide your tin in the      ---------------------------------
  FORM W-9                                  box at the right and certify by                  Social Security Number(s)
                                            signing and dating below.                                    or
  Department of the Treasury                                                             ---------------------------------
  Internal Revenue Service                                                                    Taxpayer Identification
                                                                                                     Number(s)
                                           --------------------------------------------------------------------------------
  Payer's Request for                      PART II -- CERTIFICATIONS -- Under penalties of perjury, I certify that:
  Taxpayer Identification                   (1) The number shown on this form is my correct Taxpayer Identification Number
  Number ("TIN")                                (or I am waiting for a number to be issued to me) and
                                            (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service
                                                ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                           --------------------------------------------------------------------------------
                                           Part III -- Awaiting TIN      [ ]
                                           --------------------------------------------------------------------------------
                                           Part IV -- Exempt TIN      [ ]
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4.
---------------------------------------------------------------------------------------------------------------------------

 SIGNATURE  ___________________________________  DATE  ___________________________
 NAME (please print):
 ADDRESS (please print):
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, all reportable payments made to me may be subject to a 31% backup withholding tax.

 Signature ______________________________________   Date  ______________________

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                            New York, New York 10022

                          Call Collect: (212) 754-8000
             Banks and Brokerage Firms, Please Call: (800) 654-2468

                    Stockholders Please Call: (800) 607-0088
                       E-mail: barrett.info@morrowco.com

                      The Dealer Manager for the Offer is:

                                LEHMAN BROTHERS

                          Three World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                 Call Collect: (212) 526-4867 or (713) 236-3965
                        E-mail: barrett.info@lehman.com

March 12, 2001